UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: December 10, 2007
(Date of earliest event reported)
CA, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

One CA Plaza Islandia, New York (Address of Principal Executive Offices)	11749 (Zip Code)
(631) 342-6000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: Press Release, dated December 11, 2007

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 11, 2007, CA, Inc. (the “Company”) announced the retirement of Lewis S. Ranieri as a member of the Company’s Board of Directors, effective December 10, 2007.
A copy of the press release announcing Mr. Ranieri’s retirement is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 11, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.
Date: December 11, 2007	By:	/s/ Kenneth V. Handal
Kenneth V. Handal
Executive Vice President, Global Risk and Compliance, Chief Compliance Officer, and Corporate Secretary